SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 20, 2007

                                 BIOCORAL, INC.

             (Exact name of Registrant as Specified in its Charter)

           Delaware                                              33-0601504
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

38 rue Anatole France, 92594
Levallois Perret Cedex France        011-3314-757-9843                N/A
(Address of Issuer's principal   (Issuer's telephone number,       (Zip Code)
      executive offices)            including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report or Completed Interim Review.

      The Board of Directors of Biocoral, Inc. (the "Company"), concluded, at a meeting on July 20, 2007, that the Company's consolidated financial statements for the years ended December 31, 2006, 2005 and 2004 and the first quarterly period in the year ended December 31, 2007 should no longer be relied upon because of a misapplications in such financial statements as addressed in Financial Accounting Standards Board Statement No. 133, 142 and 154. These misapplications have been brought to the attention of the company by the staff of the Securities and Exchange Commission (the "Staff"), following their review of our filings. As a result of these misapplications, the Company will restate the financial statements described above to correct its accounting for embedded derivatives in its convertible debt as well as financial statements presentation for the restatement of intangible assets. The Company expects to file amended financial statements described above as reasonably practicable.

      The Company historically categorized its convertible debt as liabilities. Upon further review of FAS 133, it was determined that the convertible debt contains an embedded derivative that needs to be separately stated and adjusted periodically for its fair market value. The restatements related to the embedded derivatives will change the amounts presented in the Company's statements of operations and balance sheets for the periods set forth above. In addition the Company has determined pursuant Financial Accounting Standards Board Statement No. 154 that its previous correction of an error related to the capitalization of the patent costs was not properly presented. The Company previously separately stated in the statements of the operations a separate line item for recapitalization of patent costs which should have been reported as a prior period adjustment by restating the prior period financial statements.

      The Company anticipates that the restatements related to the embedded derivatives will cause the net loss for the periods presented to either increase or decrease depending upon the yet to be calculated adjustments. The change due to the capitalization of the intangibles assets will have no effect on the Company's net loss.

      The Company is presently unable to estimate the exact amounts of the various restatements or whether the restatements discussed above will be the only restatements of the Company's previously issued financial statements.

      In conjunction with the matter disclosed in this Form 8-K, the company is assessing the adequacy and effectiveness of its disclosure control and procedures and internal control of the financial reporting. The management intends to complete its analysis in conjunction with the filing of its amended financial statements described above.

      These adjustments to the Company's accounting practices and restatements of prior years and interim period results have been discussed with the Company's Board of Directors and the Company is reviewing and discussing these adjustments and restatement issues with its current and prior independent registered public accounting firms.

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2006

                                        BIOCORAL, INC.

                                        By: /s/ Nasser Nassiri
                                            ------------------
                                            Nasser Nassiri
                                            Chief Executive Officer and Chairman